Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Commitments and Contingencies

7. Commitments and Contingencies

Operating Leases

The Company leases boutique space and office space under operating leases expiring in various years through the fiscal year ending 2022. Certain of the leases provide that the Company may cancel the lease, with penalties as defined in the lease, if the Company’s boutique sales at that location fall below an established level. Certain leases provide for additional rent payments to be made when sales exceed a base amount. Certain operating leases provide for renewal options for periods from three to five years at their fair rental value at the time of renewal.

In fiscal 2010, the Company determined that its policy of recording straight-line rent expense had historically been inconsistently applied. The Company corrected the deferred rent expense account, resulting in a non-cash $0.7 million cumulative adjustment to record additional rent expense during the thirty-nine weeks ended October 30, 2010 included in the cost of goods sold and occupancy cost. The adjustment did not impact historical cash flows and will not impact future net cash flows or the timing of the payments under the related leases. Prior years’ financial statements were not restated as the impact of this issue was immaterial to previously reported results for any individual prior year.

Minimum future rental payments under non-cancellable operating leases as of October 29, 2011, are approximately as follows:

Fiscal year	Amount
(in thousands)
Remainder of 2011	$4,332
2012	18,715
2013	17,539
2014	16,180
2015	15,261
Thereafter	70,014

$142,041

8. Commitments and Contingencies

Operating leases

The Company leases boutique space and office space under operating leases expiring in various years through the fiscal year ending 2021. Certain of the leases provide that the Company may cancel the lease, with penalties as defined in the lease, if the Company’s boutique sales at that location fall below an established level. Certain leases provide for additional rent payments to be made when sales exceed a base amount. Certain operating leases provide for renewal options for periods from three to five years at their fair rental value at the time of renewal.

Minimum future rental payments under non-cancellable operating leases as of January 29, 2011, are approximately as follows:

Fiscal Year	Amount
(in thousands)
2011	$15,285
2012	15,656
2013	13,636
2014	12,302
2015	11,309
Thereafter	50,529

$118,717

For the years ended January 29, 2011, January 30, 2010 and January 31, 2009, rent expense totaled $12.2 million, $7.2 million and $5.2 million, respectively. For the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, common area maintenance charges totaled $2.6 million, $1.5 million and $0.9 million, respectively, and other rental charges amounted to $1.3 million, $0.8 million and $0.7 million, respectively, consisting primarily of property taxes and advertising fees.

Legal Proceedings

From time to time, the Company is subject to various claims and legal proceedings arising in the ordinary course of business. While the outcome of any such claim cannot be predicted with certainty, in the opinion of management, the outcome of these matters will not have a material adverse effect on the Company’s business, results of operations or financial conditions.